EnTrust Multi-Strategy Master Fund

Supplement dated November 6, 2014 to the Prospectus and Statement of Additional Information (“SAI”) dated March 28, 2014, as supplemented

This Supplement updates certain information contained in the above-dated Prospectus and SAI for EnTrust Multi-Strategy Master Fund (the “Fund”).

Effective October 9, 2014, the Fund has replaced certain of its service providers as follows:

·	UMB Bank, N.A. replaced the Bank of New York Mellon (“Bank of New York”) as custodian for the Fund.

Effective October 13, 2014, the Fund has replaced certain of its service providers as follows:

·	UMB Fund Services, Inc. (“UMB”) replaced BNY Mellon Investment Servicing (US) Inc. (“BNY”) as the Fund’s administrator, dividend disbursing agent, transfer agent and the registrar for the Fund’s shares.

Accordingly, the Prospectus is revised as follows:

All references to BNY and Bank of New York in the Prospectus and SAI are deleted in their entirety.

All references to the Fund’s Administrator, Dividend Disbursing Agent and Transfer Agent in the Prospectus are revised to refer to UMB Fund Services, Inc., which has its principal office at 235 West Galena Street, Milwaukee, WI 53212-3948.

All references to the Fund’s Custodian in the Prospectus are revised to refer to UMB Bank, N.A., which has its principal business address at 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106.

The Prospectus is revised by replacing the second and third sentences of the second paragraph of the section beginning on page 6 of the Prospectus captioned “Summary of Terms” and sub-captioned “Purchase of Shares” with the following:

The investor must submit a completed application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Investment Funds as of the applicable purchase date).

The Prospectus is revised by replacing the second sentence of the section beginning on page 53 of the Prospectus captioned “Management of the Fund” and sub-captioned “Administrator” with the following:

In consideration for these services, the Fund pays UMB a fee for services calculated based upon the average net assets of the Fund, subject to a minimum annual fee, and reimburses certain of UMB’s expenses.

The Prospectus is revised by replacing the second and third sentences of the first paragraph of the section beginning on page 59 of the Prospectus captioned “Purchases of Shares” and sub-captioned “Purchase Terms” with the following:

The investor must submit a completed application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Investment Funds as of the applicable purchase date).

The Prospectus is revised by replacing the last sentence of the last paragraph of the section on page 70 of the Prospectus captioned “Distribution Policy” and sub-captioned “Automatic Dividend Reinvestment Plan” with the following:

All correspondence or questions regarding the DRIP should be directed to the Dividend Disbursing Agent, UMB Fund Services, Inc., by telephone, 1-844-944-9440 or in writing to the following addresses:

For Regular Mail:	For Overnight Delivery:
EnTrust Multi-Strategy Master Fund P.O. Box 2175 Milwaukee, WI 53201	EnTrust Multi-Strategy Master Fund 235 West Galena Street Milwaukee, Wisconsin 53212-3948

The SAI is revised by replacing the section beginning on page 32 of the SAI captioned “Administrator” with the following:

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) calculating and disseminating the net asset value of the Fund; (2) preparing and maintaining all customary financial and accounting books and records in the appropriate form and in sufficient detail to support an annual independent audit of the financial condition of the Fund; (3) preparing for review the semi-annual and annual financial statements of the Fund, as well as the Fund’s quarterly schedule of portfolio holdings; (4) acting as registrar and transfer agent with respect to the shares of the Fund; and (5) performing additional services, as agreed upon, necessary in connection with the administration of the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services.

The Administrator is paid a quarterly fee for fund accounting services, subject to a minimum annual fee of $40,000, computed at an annual rate of 0.09% of the Fund’s net assets at the beginning of the fiscal quarter on assets up to $50 million; at an annual rate of 0.08% of the Fund’s net assets at the beginning of the fiscal quarter on assets above $50 million up to $150 million; at an annual rate of 0.06% of the Fund’s net assets at the beginning of the fiscal quarter on assets above $150 million up to $300 million; and at an annual rate of 0.04% of the Fund’s net assets at the beginning of the fiscal quarter on assets above $300 million. The Administrator is also paid an annual fee of $36,000 for regulatory administration services and is entitled to reimbursement for out-of-pocket expenses. The fees paid to the Administrator may be renegotiated from time to time between the parties. The Administration Agreement may be terminated at any time by either of the parties upon not less than 90 days’ written notice.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund or to Shareholders for any and all costs, expenses, damages, liabilities or claims except those arising out of the Administrator’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties. In addition, under the Administration Agreement, the Fund has agreed to indemnify the Administrator from and against any and all costs, expenses, damages, liabilities and claims whatsoever arising out of the Administrator’s actions under the Administration Agreement, other than costs, expenses, damages, liabilities and claims arising out of the Administrator’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties.

The SAI is revised by adding the following as the second paragraph of the section on page 33 of the SAI captioned “Custodian and Transfer Agent”:

The Fund will indemnify the Custodian from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian in connection with its duties under the custodian agreement, except as may arise from the Custodian’s own negligence or willful misconduct.

The SAI is revised by adding the following after the last paragraph of the section on page 33 of the SAI captioned “Custodian and Transfer Agent”:

The Fund will indemnify the Transfer Agent from and against any and all costs, expenses, damages, liabilities and claims whatsoever out of the Transfer Agent’s actions under the Administration Agreement, other than costs, expenses, damages liability and claims arising out of the Transfer Agent’s bad faith, gross negligence or willful misconduct.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

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